Exhibit 99.1

PFSweb Reports Record Fourth Quarter and Full Year 2015 Results

- Q4 Service Fee Equivalent Revenue up 26% to $61.6 Million; Adjusted EBITDA up 9% to $7.5 Million -

Allen, TX – March 14, 2016 – PFSweb, Inc. (NASDAQ: PFSW), a global commerce service provider, reported results for the fourth quarter and full year ended December 31, 2015.

Fourth Quarter 2015 Highlights vs. Same Year-Ago Quarter

•	Total revenues increased 14% to $90.1 million

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 26% to a record $61.6 million

•	Service fee gross margin increased 340 basis points to 31.6%

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 9% to a Q4 record $7.5 million

•	Launched a new strategic commerce consulting practice to drive digital strategy for clients

•	Successfully concluded the 2015 holiday season with a high level of client satisfaction

•	Continued to aggressively build out global sales organization to support targeted future growth

Management Commentary

“2015 was a breakthrough year for PFSweb as we consistently achieved record quarterly results,” said Michael Willoughby, CEO of PFSweb. “These results were driven by organic growth across all three of our core service offerings – agency, technology and omni-channel operations – and from the acquisitions of REV Solutions, LiveAreaLabs, Moda and CrossView. The fourth quarter was particularly strong due to heavy client volumes during the important holiday season, as well as increased project work in our higher-margin agency and technology services including the benefit of the CrossView acquisition completed in August 2015.

“During the fourth quarter, we launched our strategic commerce consulting practice, which provides high-value digital strategy and platform selection consulting to both B2B and B2C companies. Though we remain in the early stages of realizing the full benefits, we’ve already begun to leverage the services and insight from this practice to enhance our position and monetize earlier stages of the sales cycle.

“In 2016, we will continue to focus on driving growth through higher-margin service offerings, while serving as a strategic partner to our clients. We plan to continue leveraging the added platform and B2B capabilities from our CrossView acquisition to capitalize on a larger, more rapidly growing addressable market, with the ultimate goal of helping companies maximize their online sales across B2C and B2B channels. In order to aggressively capitalize on the opportunities we see in the market, we are making further investments in sales, marketing and infrastructure resources beginning in early 2016 to support our growth in the second half of 2016 and going forward. We will also continue to pursue strategic acquisitions to enhance our agency and technology services footprint in Western Europe. We believe the execution of these initiatives will further strengthen our leadership position in the global eCommerce marketplace.”

Fourth Quarter 2015 Financial Results

Total revenues in the fourth quarter of 2015 increased 14% to $90.1 million compared to $78.7 million in the same period of 2014. Service fee revenue in the fourth quarter increased 27% to $60.9 million compared to $48.0 million last year. Product revenue was $13.9 million compared to $18.1 million in the same period of 2014 due to ongoing restructuring activities by the company’s last remaining client in this segment and their discontinuation of certain product lines.

Service fee equivalent revenue increased 26% to a fourth quarter record $61.6 million compared to $49.0 million in the year-ago quarter, driven by both new and expanded client relationships, as well as approximately $8 million of service fees generated by the company’s CrossView and Moda acquisitions in 2015.

Service fee gross margin in the fourth quarter increased 340 basis points to 31.6% compared to 28.2% in the same period of 2014. The increase was due to a higher proportion of agency and technology services in the 2015 quarter, in part due to the benefit from the acquisitions of REV and LiveArea that occurred in September 2014, as well as the Moda and CrossView acquisitions completed in 2015.

Adjusted EBITDA increased 9% to a fourth quarter record $7.5 million compared to $6.8 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA was 12.1% compared to 13.9% in the year-ago quarter.

Net loss in the fourth quarter was $0.6 million or $(0.03) per diluted share, compared to net income of $2.1 million or $0.12 per diluted share in the same period of 2014. Net loss in the fourth quarter of 2015 included $1.2 million in amortization of acquisition-related intangible assets, $1.2 million in stock-based compensation expense, and $1.3 million in acquisition-related, restructuring and other costs. This compares to $0.1 million in amortization of acquisition-related intangible assets, $0.6 million in stock-based compensation expense and $1.1 million in acquisition-related, restructuring and other costs in the same period of 2014.

Non-GAAP net income (a non-GAAP measure defined below) in the fourth quarter of 2015 was $3.1 million or $0.16 per diluted share, compared to $3.9 million or $0.21 per diluted share in the fourth quarter of 2014.

At December 31, 2015, cash and cash equivalents was $21.8 million compared to $18.1 million at December 31, 2014. Total debt was $35.4 million compared to $10.9 million at December 31, 2014, with the increase primarily due to funding of the CrossView acquisition.

Full Year 2015 Financial Results

Total revenues in 2015 increased 17% to $288.3 million compared to $247.0 million in 2014. Service fee revenue in 2015 increased 36% to a record $182.2 million compared to $134.4 million last year, while product revenue was $58.7 million compared to $75.3 million in the prior year. Service fee equivalent revenue increased 34% to a record $185.3 million compared to $138.7 million in 2014.

Service fee gross margin in 2015 increased 280 basis points to 32.2% compared to 29.4% last year.

Adjusted EBITDA increased 52% to a record $20.7 million in 2015 compared to $13.7 million in 2014.

Net loss in 2015 was $7.9 million or $(0.45) per diluted share, compared to net loss of $4.6 million or $(0.28) per diluted share in 2014. Net loss in 2015 included $2.8 million in amortization of acquisition-related intangibles, $4.6 million in stock-based compensation expense, and $5.8 million in acquisition-related, restructuring and other costs. This compares to $0.1 million in amortization of acquisition-related intangibles, $3.1 million in stock-based compensation expense and $2.8 million in acquisition-related, restructuring and other costs in 2014.

Non-GAAP net income in 2015 increased 301% to a record $5.4 million or $0.29 per diluted share, compared to non-GAAP net income of $1.4 million or $0.08 per diluted share in 2014.

2016 Outlook

PFSweb currently expects continued strong growth in service fee equivalent revenue and adjusted EBITDA as the company realizes a full year of benefit from its recent acquisitions, as well as incremental revenue from new and expanded client relationships. At this time, the company is reiterating its target for 2016 service fee equivalent revenue to range between $220 million and $230 million, reflecting growth of 19% to 24% from 2015. The company is also reiterating its target for adjusted EBITDA to range between $23 million to $25 million, up 11% to 21% from 2015. This adjusted EBITDA target includes the expected impact of incremental sales and marketing expenditures as well as other infrastructure expenditures to support the company’s targeted future growth.

Conference Call

PFSweb will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the fourth quarter and full year ended December 31, 2015.

CEO Michael Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, March 14, 2016

Time: 5:00 p.m. Eastern Time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-523-1228

International dial-in number: 1-719-785-1765

Conference ID: 8183564

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=118606 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern Time on the same day through March 28, 2016.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 8183564

About PFSweb, Inc.

PFSweb (NASDAQ: PFSW) is a global commerce service provider of solutions including digital strategy consulting, digital agency and marketing services, technology development services, business process outsourcing services, and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, ASICS, Roots Canada Ltd., PANDORA, Diageo, BCBGMAXAZRIA, ROKA Sports, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, London, Munich, and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad, or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related, restructuring and other costs and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs and amortization of acquisition-related intangible assets.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2014 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	December 31, 2015	December 31, 2014

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,781	$18,128
Restricted cash	275	521
Accounts receivable, net of allowance for doubtful accounts of $600 and $447 at December 31, 2015 and December 31, 2014, respectively	70,700	59,126
Inventories, net of reserves of $739 and $768 at December 31, 2015 and December 31, 2014, respectively	9,262	10,534
Other receivables	8,704	5,638
Prepaid expenses and other current assets	5,662	7,103

Total current assets	116,384	101,050
PROPERTY AND EQUIPMENT, net	24,093	26,604
INTANGIBLE ASSETS, net	8,810	2,170
GOODWILL	39,829	8,366
OTHER ASSETS	2,174	2,556

Total assets	191,290	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$6,850
Trade accounts payable	51,170	38,842
Deferred revenue	7,390	9,098
Performance-based contingent payments	11,679	2,338
Accrued expenses	30,563	26,135

Total current liabilities	103,955	83,263
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	4,062
DEFERRED REVENUE	4,499	5,355
DEFERRED RENT	4,362	4,870
OTHER LONG-TERM LIABILITIES	2,478	3,091

Total liabilities	147,532	100,641

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,136,218 and 17,047,093 shares issued at December 31, 2015 and December 31, 2014, respectively; and 18,102,751 and 17,013,622 shares outstanding as of December 31, 2015 and December 31, 2014, respectively	18	17
Additional paid-in capital	141,948	129,457
Accumulated deficit	(97,787)	(89,926)
Accumulated other comprehensive income	(296)	682
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	43,758	40,105

Total liabilities and shareholders’ equity	$191,290	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc., included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Yearhs Ended December 31,
	2015	2014	2015	2014
REVENUES:
Product revenue, net	$13,928	$18,102	$58,659	$75,284
Service fee revenue	60,865	47,992	182,175	134,385
Pass-thru revenue	15,271	12,587	47,435	37,379

Total revenues	90,064	78,681	288,269	247,048

COSTS OF REVENUES:
Cost of product revenue	13,215	17,067	55,587	71,019
Cost of service fee revenue	41,633	34,471	123,574	94,858
Cost of pass-thru revenue	15,271	12,587	47,435	37,379

Total costs of revenues	70,119	64,125	226,596	203,256

Gross profit	19,945	14,556	61,673	43,792
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	19,212	12,387	66,280	47,658

Income (loss) from operations	733	2,169	(4,607)	(3,866)
INTEREST EXPENSE, NET	509	323	1,757	813

Income (loss) before income taxes	224	1,846	(6,364)	(4,679)
INCOME TAX PROVISION (BENEFIT)	822	(258)	1,497	(53)

NET INCOME (LOSS)	$(598)	$2,104	$(7,861)	$(4,626)

NON-GAAP NET INCOME	$3,132	$3,883	$5,435	$1,355

NET INCOME (LOSS) PER SHARE:
Basic	$(0.03)	$0.12	$(0.45)	$(0.28)

Diluted	$(0.03)	$0.12	$(0.45)	$(0.28)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	18,080	16,905	17,608	16,737

Diluted	18,080	18,258	17,608	16,737

EBITDA	$4,918	$5,195	$10,224	$7,809

ADJUSTED EBITDA	$7,453	$6,835	$20,692	$13,651

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc., included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Yearhs Ended December 31,
	2015	2014	2015	2014
NET INCOME (LOSS)	$(598)	$2,104	$(7,861)	$(4,626)
Income tax expense (benefit)	822	(258)	1,497	(53)
Interest expense, net	509	323	1,757	813
Depreciation and amortization	4,185	3,026	14,831	11,675

EBITDA	$4,918	$5,195	$10,224	$7,809
Stock-based compensation	1,191	550	4,637	3,059
Acquisition related, restructuring and other costs	1,344	1,090	5,831	2,783

ADJUSTED EBITDA	$7,453	$6,835	$20,692	$13,651

	Three Months Ended December 31,		Yearhs Ended December 31,
	2015	2014	2015	2014
NET INCOME (LOSS)	$(598)	$2,104	$(7,861)	$(4,626)
Stock-based compensation	1,191	550	4,637	3,059
Amortization of acquisition-related intangible assets	1,195	139	2,828	139
Acquisition related, restructuring and other costs	1,344	1,090	5,831	2,783

NON-GAAP NET INCOME	$3,132	$3,883	$5,435	$1,355

NET INCOME (LOSS) PER SHARE:
Basic	$(0.03)	$0.12	$(0.45)	$(0.28)

Diluted	$(0.03)	$0.12	$(0.45)	$(0.28)

NON-GAAP NET INCOME PER SHARE:
Basic	$0.17	$0.23	$0.31	$0.08

Diluted	$0.16	$0.21	$0.29	$0.08

	Three Months Ended December 31,		Yearhs Ended December 31,
	2015	2014	2015	2014

TOTAL REVENUES	$90,064	$78,681	$288,269	$247,048
Pass-thru revenue	(15,271)	(12,587)	(47,435)	(37,379)
Cost of product revenue	(13,215)	(17,067)	(55,587)	(71,019)

SERVICE FEE EQUIVALENT REVENUE	$61,578	$49,027	$185,247	$138,650

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$13,928	$—	$13,928
Service fee revenue	54,771	6,094	—	60,865
Service fee revenue - affiliate	5,422	250	(5,672)	—
Pass-thru revenue	15,271	—	—	15,271

Total revenues	75,464	20,272	(5,672)	90,064

COSTS OF REVENUES:
Cost of product revenue	—	13,256	—	13,256
Cost of service fee revenue	41,345	5,736	(5,489)	41,592
Cost of pass-thru revenue	15,271	—	—	15,271

Total costs of revenues	56,616	18,992	(5,489)	70,119

Gross profit	18,848	1,280	(183)	19,945
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,899	496	(183)	19,212

Income (loss) from operations	(51)	784	—	733
INTEREST EXPENSE, NET	414	95	—	509

Income (loss) before income taxes	(465)	689	—	224
INCOME TAX PROVISION	592	230	—	822

NET INCOME (LOSS)	$(1,057)	$459	$—	$(598)

NON-GAAP NET INCOME	$2,673	$459	$—	$3,132

EBITDA	$4,124	$794	$—	$4,918

ADJUSTED EBITDA	$6,659	$794	$—	$7,453

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,057)	$459	$—	(598)
Income tax expense	592	230	—	822
Interest expense, net	414	95	—	509
Amortization of acquisition-related intangible assets	1,195	—	—	1,195
Depreciation and amortization	2,980	10	—	2,990

EBITDA	$4,124	$794	$—	$4,918
Stock-based compensation	1,191	—	—	1,191
Acquisition related, restructuring and other costs	1,344	—	—	1,344

ADJUSTED EBITDA	$6,659	$794	$—	$7,453

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:
NET INCOME (LOSS)	$(1,057)	$459	$—	$(598)
Stock-based compensation	1,191	—	—	1,191
Amortization of acquisition-related intangible assets	1,195	—	—	1,195
Acquisition related, restructuring and other costs	1,344	—	—	1,344

NON-GAAP NET INCOME	$2,673	$459	$—	$3,132

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$18,102	$—	$18,102
Service fee revenue	42,634	5,358	—	47,992
Service fee revenue - affiliate	4,642	292	(4,934)	—
Pass-thru revenue	12,587	—	—	12,587

Total revenues	59,863	23,752	(4,934)	78,681

COSTS OF REVENUES:
Cost of product revenue	—	17,067	—	17,067
Cost of service fee revenue	33,855	5,328	(4,712)	34,471
Cost of pass-thru revenue	12,587	—	—	12,587

Total costs of revenues	46,442	22,395	(4,712)	64,125

Gross profit	13,421	1,357	(222)	14,556
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,025	584	(222)	12,387

Income from operations	1,396	773	—	2,169
INTEREST EXPENSE, NET	196	127	—	323

Income before income taxes	1,200	646	—	1,846
INCOME TAX PROVISION (BENEFIT)	(497)	239	—	(258)

NET INCOME	$1,697	$407	$—	$2,104

NON-GAAP NET INCOME	$3,476	$407	$—	$3,883

EBITDA	$4,409	$786	$—	$5,195

ADJUSTED EBITDA	$6,049	$786	$—	$6,835

A reconciliation of NET INCOME to EBITDA and ADJUSTED EBITDA follows:
NET INCOME	$1,697	$407	$—	2,104
Income tax expense (benefit)	(497)	239	—	(258)
Interest expense, net	196	127	—	323
Amortization of acquisition-related intangible assets	139	—	—	139
Depreciation and amortization	2,874	13	—	2,887

EBITDA	$4,409	$786	$—	$5,195
Stock-based compensation	550	—	—	550
Acquisition related, restructuring and other costs	1,090	—	—	1,090

ADJUSTED EBITDA	$6,049	$786	$—	$6,835

A reconciliation of NET INCOME to NON-GAAP NET INCOME follows:
NET INCOME	$1,697	$407	$—	$2,104
Stock-based compensation	550	—	—	550
Amortization of acquisition-related intangible assets	139	—	—	139
Acquisition related, restructuring and other costs	1,090	—	—	1,090

NON-GAAP NET INCOME	$3,476	$407	$—	$3,883

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Year Ended December 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$58,659	$—	$58,659
Service fee revenue	165,510	16,665	—	182,175
Service fee revenue - affiliate	15,559	818	(16,377)	—
Pass-thru revenue	47,435	—	—	47,435

Total revenues	228,504	76,142	(16,377)	288,269

COSTS OF REVENUES:
Cost of product revenue	—	55,587	—	55,587
Cost of service fee revenue	122,981	16,193	(15,600)	123,574
Cost of pass-thru revenue	47,435	—	—	47,435

Total costs of revenues	170,416	71,780	(15,600)	226,596

Gross profit	58,088	4,362	(777)	61,673
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	64,427	2,630	(777)	66,280

Income (loss) from operations	(6,339)	1,732	—	(4,607)
INTEREST EXPENSE, NET	1,326	431	—	1,757

Income (loss) before income taxes	(7,665)	1,301	—	(6,364)
INCOME TAX PROVISION	954	543	—	1,497

NET INCOME (LOSS)	$(8,619)	$758	$—	$(7,861)

NON-GAAP NET INCOME	$4,357	$1,078	$—	$5,435

EBITDA	$8,424	$1,800	$—	$10,224

ADJUSTED EBITDA	$18,572	$2,120	$—	$20,692

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(8,619)	$758	$—	(7,861)
Income tax expense (benefit)	954	543	—	1,497
Interest expense (income), net	1,326	431	—	1,757
Amortization of acquisition-related intangible assets	2,828	—	—	2,828
Depreciation and amortization	11,935	68	—	12,003

EBITDA	$8,424	$1,800	$—	$10,224
Stock-based compensation	4,637	—	—	4,637
Acquisition related, restructuring and other costs	5,511	320	—	5,831

ADJUSTED EBITDA	$18,572	$2,120	$—	$20,692

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:
NET INCOME (LOSS)	$(8,619)	$758	$—	$(7,861)
Stock-based compensation	4,637	—	—	4,637
Amortization of acquisition-related intangible assets	2,828	—	—	2,828
Acquisition related, restructuring and other costs	5,511	320	—	5,831

NON-GAAP NET INCOME	$4,357	$1,078	$—	$5,435

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Year Ended December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$75,284	$—	$75,284
Service fee revenue	119,573	14,812	—	134,385
Service fee revenue - affiliate	14,556	1,138	(15,694)	—
Pass-thru revenue	37,379	—	—	37,379

Total revenues	171,508	91,234	(15,694)	247,048

COSTS OF REVENUES:
Cost of product revenue	—	71,019	—	71,019
Cost of service fee revenue	94,301	15,182	(14,625)	94,858
Cost of pass-thru revenue	37,379	—	—	37,379

Total costs of revenues	131,680	86,201	(14,625)	203,256

Gross profit	39,828	5,033	(1,069)	43,792
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	45,779	2,948	(1,069)	47,658

Income (loss) from operations	(5,951)	2,085	—	(3,866)
INTEREST EXPENSE (INCOME), NET	264	549	—	813

Income (loss) before income taxes	(6,215)	1,536	—	(4,679)
INCOME TAX PROVISION (BENEFIT)	(625)	572	—	(53)

NET INCOME (LOSS)	$(5,590)	$964	$—	$(4,626)

NON-GAAP NET INCOME	$391	$964	$—	$1,355

EBITDA	$5,669	$2,140	$—	$7,809

ADJUSTED EBITDA	$11,511	$2,140	$—	$13,651

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(5,590)	$964	$—	(4,626)
Income tax expense (benefit)	(625)	572	—	(53)
Interest expense (income), net	264	549	—	813
Amortization of acquisition-related intangible assets	139	—	—	139
Depreciation and amortization	11,481	55	—	11,536

EBITDA	$5,669	$2,140	$—	$7,809
Stock-based compensation	3,059	—	—	3,059
Acquisition related, restructuring and other costs	2,783	—	—	2,783

ADJUSTED EBITDA	$11,511	$2,140	$—	$13,651

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(5,590)	$964	$—	$(4,626)
Stock-based compensation	3,059	—	—	3,059
Amortization of acquisition-related intangible assets	139	—	—	139
Acquisition related, restructuring and other costs	2,783	—	—	2,783

NON-GAAP NET INCOME	$391	$964	$—	$1,355

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,962	$13,819	$—	$21,781
Restricted cash	51	224	—	275
Accounts receivable, net	51,231	20,348	(879)	70,700
Inventories, net	—	9,262	—	9,262
Other receivables	2,621	6,083	—	8,704
Prepaid expenses and other current assets	4,744	918	—	5,662

Total current assets	66,609	50,654	(879)	116,384
PROPERTY AND EQUIPMENT, net	24,065	28	—	24,093
RECEIVABLE/INVESTMENT IN AFFILIATES	9,577	—	(9,577)	—
INTANGIBLE ASSETS, net	8,810	—	—	8,810
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,174	—	—	2,174

Total assets	151,064	50,682	(10,456)	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$—	$—	$3,153
Trade accounts payable	15,329	36,710	(869)	51,170
Deferred revenue	7,390	—	—	7,390
Performance-based contingent payments	11,679	—	—	11,679
Accrued expenses	26,015	4,558	(10)	30,563

Total current liabilities	63,566	41,268	(879)	103,955
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	—	—	32,238
PAYABLE TO AFFILIATES	—	22,056	(22,056)	—
DEFERRED REVENUE	4,499	—	—	4,499
DEFERRED RENT	4,362	—	—	4,362
OTHER LONG-TERM LIABILITIES	2,478	—	—	2,478

Total liabilities	107,143	63,324	(22,935)	147,532

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	141,948	28,060	(28,060)	141,948
Retained earnings (accumulated deficit)	(97,616)	(42,827)	42,656	(97,787)
Accumulated other comprehensive income	(304)	1,106	(1,098)	(296)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	43,921	(12,642)	12,479	43,758

Total liabilities and shareholders’ equity	$151,064	$50,682	$(10,456)	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc., included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,671	$11,457	$—	$18,128
Restricted cash	—	521	—	521
Accounts receivable, net	42,081	18,415	(1,370)	59,126
Inventories, net	—	10,534	—	10,534
Other receivables	—	5,638	—	5,638
Prepaid expenses and other current assets	6,141	962	—	7,103

Total current assets	54,893	47,527	(1,370)	101,050
PROPERTY AND EQUIPMENT, net	26,478	126	—	26,604
RECEIVABLE/INVESTMENT IN AFFILIATES	9,938	—	(9,938)	—
INTANGIBLE ASSETS, net	2,170	—	—	2,170
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,527	29	—	2,556

Total assets	104,372	47,682	(11,308)	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,583	$3,267	$—	$6,850
Trade accounts payable	13,001	27,211	(1,370)	38,842
Deferred revenue	9,098	—	—	9,098
Performance-based contingent payments	2,338	—	—	2,338
Accrued expenses	19,000	7,135	—	26,135

Total current liabilities	47,020	37,613	(1,370)	83,263
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	—	—	4,062
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	5,355	—	—	5,355
DEFERRED RENT	4,870	—	—	4,870
OTHER LONG-TERM LIABILITIES	3,091	—	—	3,091

Total liabilities	64,398	59,658	(23,415)	100,641

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	129,457	28,060	(28,060)	129,457
Retained earnings (accumulated deficit)	(90,061)	(42,711)	42,846	(89,926)
Accumulated other comprehensive income	686	1,656	(1,660)	682
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,974	(11,976)	12,107	40,105

Total liabilities and shareholders’ equity	$104,372	$47,682	$(11,308)	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc., included in its Form 10-K for the year ended December 31, 2014.